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                                                              EXHIBIT 99.906CERT

                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of her knowledge, that the Trust's report on Form N-CSRS for the period ended July 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

     Date: September 29, 2010


                                        /s/ Karla M. Rabusch

                                        Karla M. Rabusch
                                        President
                                        Wells Fargo Funds Trust

                                                              Exhibit 99.906CERT

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                            SECTION 906 CERTIFICATION

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Wells Fargo Funds Trust (the "Trust"), hereby certifies, to the best of his knowledge, that the Trust's report on Form N-CSRS for the period ended July 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

     Date: September 29, 2010


                                        /s/ Kasey L. Phillips

                                        Kasey L. Phillips
                                        Treasurer
                                        Wells Fargo Funds Trust

                                                              Exhibit 99.906CERT